UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 31, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 31, 2024, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.	Election of Directors.

All of the following six nominees were elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Anatoly Dritschilo, MD	6,943,124	-	1,620,651	2,470,233
Milton Brown, MD, PhD	6,944,980	-	1,618,795	2,470,233
Chris Senanayake, PhD	7,123,328	-	1,440,447	2,470,233
Steven Richards	7,124,051	-	1,439,724	2,470,233
Joshua Schafer	7,126,327	-	1,437,448	2,470,233
Bette Jacobs, PhD	7,124,105	-	1,439,670	2,470,233

2.	Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of Forvis Mazars LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
9,357,834	427,437	1,248,737	-

3.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
6,453,985	990,915	1,118,875	2,470,233

4.	Approval of the authorization of the board of directors to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of all of the Company’s issued and outstanding common stock by a ratio in the range of 1-for-3 to 1-for-8.

Stockholders approved the authorization of the board of directors to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of all of the Company’s issued and outstanding common stock by a ratio in the range of 1-for-3 to 1-for-8, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
8,253,951	2,488,770	291,287	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 1, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Timothy J. Lorber
Name:	Timothy J. Lorber
Title:	Chief Financial Officer